Details of the Statements of Profit or Loss and Other Comprehensive Income (Other Income (Expense), Net) (Details) - EUR (€) € in Thousands		12 Months Ended
		Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Details Of Statements Of Profit Or Loss And Other Comprehensive Income Revenues
Other income in connection with the A.R.Z. electricity pumped storage project (see Note 6B)			€ 73	€ 18
Compensation from contractor	[1]		811
Other	[2]	(2,100)
Total other income, net		€ (2,100)	€ 884	€ 18

[1]	Compensation from EPC and O&M contractor of the Company's Biogas projects in Netherlands due to deficiencies in the operation of these projects.
[2]	Indemnification in the amount of up to 2,100 thousand euros in connection with potential incentive reduction under limited circumstances in one of the Italian subsidiaries that was sold on December 20, 2019. In connection with such indemnification, the Company recorded expenses in the amount of approximately 2,100 thousand euros (see Note 6C).